Anfield Universal Fixed Income Fund

Class A AFLEX

Class C AFLKX

Class I AFLIX

a series of Two Roads Shared Trust (the “Fund”)

Supplement dated May 22, 2023
to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund each dated March 1, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

The subsection entitled “Portfolio Managers” on page 9 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund is jointly managed by Cyrille Conseil, Head of Portfolio Management, Peter van de Zilver, Head of Portfolio Manager Analytics and Risk Management, David Young, Chief Executive Officer, and Cameron Baxter, Portfolio Manager and Trader. Mr. Conseil has managed or co-managed the Fund since its inception in 2013, Messrs. van de Zilver and Young have co-managed the Fund since 2014, and Mr. Baxter has co-managed the Fund since 2023.

The following is added to the section entitled “Portfolio Managers” on page 25 of the Prospectus:

Cameron Baxter, CFA Portfolio Manager and Trader

Mr. Baxter is a Portfolio Manager and Trader at Anfield. His responsibilities include investment, credit, and portfolio research, trading, and portfolio management. Mr. Baxter started with Anfield in December 2017 after previously spending two years at a material handling supply company in business development and operations analysis. He maintains a Series 65 registration and holds the Chartered Financial Analyst (CFA) designation.

The first paragraph under the section entitled “Portfolio Managers” on page 43 of the SAI is hereby deleted in its entirety and replaced with the following:

Cyrille Conseil, Peter van de Zilver, David Young and Cameron Baxter serve as the portfolio managers of the Fund. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2022 for Messrs. Conseil, van de Zilver, and Young, and as of April 30, 2023 for Mr. Baxter:

Cameron Baxter

Total Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	3	$256 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The section entitled “Ownership of Securities” on page 44 of the SAI is hereby deleted in its entirety and replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of October 31, 2022 for Messrs. Conseil, van de Zilver, and Young, and as of April 30, 2023 for Mr. Baxter:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Cyrille Conseil	None
Peter van de Zilver	None
David Young	None
Cameron Baxter	None

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.RegentsParkFunds.com or by calling 1-866-866-4848.